Exhibit 10.1

Date:	27 May, 2016
To:	Ocean Power Technologies Inc.
1590 Reed Road
Pennington, NJ 08534, USA
TEL:	(+1)609-730-0400
FAX:	(+1)609-730-0404
Attn:	Mr. George H. Kirby
CC:	Mr. Noji/MES Procurement Department
Re:	Purchase Order No.HM00538 (Job No.H650511.JIK)
Task for NEDO-MES wave power generation project

We, Mitsui Engineering & Shipbuilding Co., Ltd. (hereinafter referred to as “MES”), hereby place orders for the captioned items with you, Ocean Power Technologies, Inc. (hereinafter referred to as “OPT”), to lease and deploy the PB3 PowerBuoy off the coast of Kozushima Island, Japan.

The total Purchase Order amount for the scope of supply described below is $975,587. This amount includes engineering services as well as the lease of PB3 PowerBuoy. This Purchase Order will be subject to the agreed Terms and Conditions document as signed by both parties on [DATE] as well as to the terms stated in the Addendum section of this Purchase Order.

Scope of Supply:

The scope of supply for this Purchase Order is consistent with OPT’s offer entitled “MILESTONES PAYMENT SCHEDULE Revision C” dated March 17, 2016

a)	Mooring design and resonant control implementation support

b)	Support operational and resonant control wave tank test

c)	Support survival wave tank test

d)	Support MES with deployment permit, approval and social relations support

e)	Testing of PB3 PowerBuoy prior to shipment to Japan

f)	Staging and packaging of PB3 PowerBuoy

g)	Handling logistics and shipping of PB3 PowerBuoy to Japanese port

h)	Six month lease of PB3 PowerBuoy

i)	PB3 deployment and commissioning

j)	PB3 monitoring, data analysis and reporting

k)	Project management

MES kindly requests OPT to confirm the forgoing Purchase Order and return to us a copy of this Purchase Order sheet with your signature as your acceptance.

Yours faithfully, /s/ T. Maemura T. Maemura, Manager Renewable Energy Project Dept. Business Development and Innovation Hq. Mitsui Engineering & Shipbuilding Co., Ltd.

Accepted by

/s/ George H. Kirby

George H. Kirby

President and Chief Executive Officer

Ocean Power Technologies, Inc.

Date    May 31, 2016